THE ROYCE FUND
		 SUPPLEMENT TO PROSPECTUS DATED MAY 3, 1999


Redeeming Shares

     EARLY REDEMPTION FEE PERIOD

      Effective January 3, 2000, The Royce Fund will assess an early redemption fee of 1% on Fund shares (other than Royce Select Fund and Royce Trust & GiftShares Fund) purchased and held for less than six months. Prior to January 1, 2000, this holding period was one year.


November 3, 1999